SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): September 4, 1997



                           D & E COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Pennsylvania                 0-20709              23-2837108
   ----------------------------     ---------------    ----------------------
   (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)             File Number)     Identification Number)




  Brossman Business Complex, 124 East Main Street, Ephrata, PA          17522
  ------------------------------------------------------------        ----------
             (Address of principal executive offices)                 (ZIP Code)



        Registrant's telephone number, including area code: 717-733-4101
                                                            ------------

Item 2.  Acquisition or Disposition of Assets

         On September 4, 1997 D & E Holdings, L.P. ("Holdings") entered into an Assignment and Assumption Agreement with Telespectrum, Inc., a Kansas corporation ("Telespectrum"), whereby Holdings assigned its fifty percent (50%) interest in Lancaster Area Cellular Enterprises ("LACE") to Telespectrum for $13.9 million. LACE is a joint venture formed in 1984 with The Conestoga Telephone and Telegraph Company, the purpose of which was to provide cellular radio telecommunications services in certain portions of Lancaster, Pennsylvania as authorized by the Federal Communications Commission ("FCC").

         On September 5, 1997 Holdings and Telespectrum entered into an Assignment and Assumption Agreement pursuant to which Holdings assigned its one-third interest in Pennsylvania RSA 12 Limited Partnership ("PA 12") to Telespectrum for $4.0 million. PA 12 was founded in 1991 for the purpose of providing cellular radio telecommunications services in Lebanon County, Pennsylvania as authorized by the FCC.

         Holdings is a Pennsylvania limited partnership for which D & E Marketing Corp. ("Marketing") serves as the general partner and Denver and Ephrata Telephone and Telegraph Company ("Telco") serves as the sole limited partner. Both Marketing and Telco are wholly-owned subsidiaries of D & E Communications, Inc., the Registrant.

Item 7(c) Exhibits

Exhibit
Number   Description


2.01 Assignment and Assumption Agreement regarding Registrant's assignment of its 50% interest in Lancaster Area Cellular Enterprises to Telespectrum, Inc.


2.02 Assignment and Assumption Agreement regarding the Registrant's assignment of its 33% interest in Pennsylvania RSA 12 Limited Partnership to Telespectrum, Inc.

99.01 Press release dated September 8, 1997 regarding Registrant's assignment of its 50% interest in Lancaster Area Cellular Enterprises to Telespectrum, Inc.


99.02 Press release dated September 10, 1997 regarding the Registrant's assignment of its 33% interest in Pennsylvania RSA 12 Limited Partnership to Telespectrum, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         D & E COMMUNICATIONS, INC.
                                         (Registrant)


Date:  September  18, 1997               By: /s/ W. Garth Sprecher
                                             -----------------------
                                             W. Garth Sprecher, Vice President
                                               and Corporate Secretary

                                 EXHIBIT INDEX


Exhibit                                                                Document
Number    Description                                                   Pages
-------   -----------                                                  --------

2.01     Assignment and Assumption Agreement regarding Registrant's        5
         assignment of its 50% interest in Lancaster Area Cellular Enterprises to Telespectrum, Inc.


2.02     Assignment and Assumption Agreement regarding the Registrant's    17
         assignment of its 33% interest in Pennsylvania RSA 12 Limited Partnership to Telespectrum, Inc.

99.01    Press release dated September 8, 1997 regarding Registrant's      29
         assignment of its 50% interest in Lancaster Area Cellular Enterprises to Telespectrum, Inc.

99.02    Press release dated September 10, 1997 regarding the              30
         Registrant's assignment of its 33% interest in Pennsylvania RSA
         12 Limited Partnership to Telespectrum, Inc.